UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2004
                                                   ----------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                     0-20394                06-1340408
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(State or other jurisdiction        (Commission           (I.R.S. Employer
 of incorporation)                  File Number)        Identification Number)



                 415 Northern Blvd., Great Neck, New York 11021
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (516) 622-2800
                                                           --------------


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))
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Item 2.02.  Results of Operations and Financial Condition.


On November 4, 2004, CoActive Marketing Group, Inc. issued a press release announcing its financial results for its second fiscal quarter ended September 30, 2004. The press release also announced that the Company may be required to restate prior and current financial statements to give effect to non-cash amortization charges associated with an intangible asset acquired in 1998. A copy of the press release is furnished as Exhibit 99 to this report.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2004

                                          COACTIVE MARKETING GROUP, INC.


                                          By: /s/ DONALD A. BERNARD
                                              ----------------------------------
                                              Donald A. Bernard,
                                              Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

No.               Description
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Exhibit 99        Press Release dated November 4, 2004.